EXHIBIT 99.1
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MEDIA RELEASE                                                     [LOGO OMITTED]

Franklin Templeton Investments Corp. (Canada) announcement

Toronto, March 3, 2005 -- Franklin Templeton Investments Corp. (FTIC-Canada) today announced that a panel of the Ontario Securities Commission (OSC) has approved FTIC-Canada's agreement with the Staff of the OSC resolving the issues resulting from the OSC's investigation concerning frequent trading market timing activity.

Under the terms of the settlement agreement, FTIC-Canada will pay C$49.1 million to be distributed to investors in certain funds managed by FTIC-Canada that experienced frequent trading market timing activities between February 1999 and February 2003. The OSC Staff stated they found no evidence of late trading occurring in funds managed by FTIC-Canada. Nor did they find any evidence of market timing by any insiders of the company or any evidence of ongoing market timing activity in funds managed by FTIC-Canada.

The settlement monies will be distributed to investors who held the relevant funds during the time period outlined in the agreement in accordance with a plan to be developed by FTIC-Canada and overseen by an independent distribution consultant to be retained by the company. FTIC-Canada will submit the distribution plan to the OSC for approval by December 1, 2005. Once approved, FTIC-Canada will have three months to implement the plan.

FTIC-Canada is one of a group of five companies to reach agreements with the OSC concerning frequent trading market timing activity.

Franklin  Templeton  Investments  Corp.  (Canada) is an  indirect,  wholly-owned
subsidiary  of  Franklin  Resources,   Inc.,  a  global  investment   management
organization operating as Franklin Templeton Investments.


FORWARD-LOOKING STATEMENTS

Statements in this press release regarding Franklin Resources, Inc.'s business, which are not historical facts, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin's recent filings with the U.S. Securities and Exchange Commission,

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including,  without  limitation,  the "Risk Factors" section of the Management's
Discussion and Analysis of Financial Condition and Results of Operations in Franklin's Annual Report on Form 10-K for the fiscal year ended September 30, 2004, and Franklin's most recent quarterly report on Form 10-Q.


* Governmental investigations, settlements of such investigations, ongoing and proposed governmental actions, and regulatory examinations of the company and its business activities as described in more detail in the company's press releases and regulatory filings as well as civil litigation arising out of or related to such matters could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
* Regulatory or legislative actions and reforms, particularly those specifically focused on the mutual fund industry, could adversely impact our assets under management, increase costs and negatively impact the profitability of the company and future financial results.
* Volatility in the equity markets may cause the levels of our assets under management to fluctuate significantly.
* Weak market conditions may lower our assets under management and reduce our revenues and income.
*    We face strong competition from numerous and sometimes larger companies.
* Changes in the distribution channels on which we depend could reduce our revenues or hinder our growth.
* We face risks associated with conducting operations in numerous foreign countries.
* Certain of the portfolios we manage, including our emerging market portfolios and related revenues, are vulnerable to market-specific political or economic risks.
* Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.
*    Technology  and  operating  risk  and   limitations   could  constrain  our
     operations.


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For more information:
Hugh Cameron, Franklin Templeton Investments Corp. 416 957-6099